UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	87-3037521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 7, 2021, ZoomInfo Technologies Inc., a Delaware corporation (“Old ZoomInfo”), announced plans to pursue a reorganization of certain corporate entities (the “Reorganization”) in order to streamline Old ZoomInfo’s corporate structure and governance by eliminating Old ZoomInfo’s umbrella partnership-C-corporation (“UP-C”) structure. On October 29, 2021, Old ZoomInfo implemented the Reorganization. Following the implementation of the Reorganization, Old ZoomInfo became a wholly-owned subsidiary of a new holding company, ZoomInfo NewCo Inc., a Delaware corporation (“New ZoomInfo” or the “Company”), which replaced Old ZoomInfo as the public company trading on the Nasdaq Global Select Market (the “Nasdaq”) under Old ZoomInfo's ticker symbol “ZI.” In addition, New ZoomInfo changed its name to “ZoomInfo Technologies Inc.” and Old ZoomInfo changed its name to “ZoomInfo Intermediate Inc.” This Current Report on Form 8-K is being filed for the purpose of establishing New ZoomInfo as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of New ZoomInfo Class A common stock, par value $0.01 per share (“New ZoomInfo Class A Common Stock”), are deemed registered under Section 12(b) of the Exchange Act as the Class A common stock of the successor issuer.

Item 1.01.	Entry into a Material Definitive Agreement.
Merger Agreements and Consummation of Reorganization

On October 29, 2021, as part of the Reorganization, Old ZoomInfo implemented a holding company reorganization (the “Holding Company Reorganization”) pursuant to the Agreement and Plan of Merger (the “PubCo Merger Agreement”), dated as of October 29, 2021, among Old ZoomInfo, New ZoomInfo and ZoomInfo Merger Sub 1 Inc., a Delaware corporation and a wholly-owned subsidiary of New ZoomInfo (“Merger Sub 1”), pursuant to which Merger Sub 1 merged with and into Old ZoomInfo, which resulted in New ZoomInfo becoming the direct parent company of Old ZoomInfo and replacing Old ZoomInfo as the public company trading on the Nasdaq. Immediately thereafter, as part of the Reorganization, pursuant to the Agreement and Plan of Merger (the “OpCo Merger Agreement”), dated as of October 29, 2021, among New ZoomInfo, ZoomInfo Holdings LLC, a Delaware limited liability company (“ZoomInfo OpCo”), and ZoomInfo Merger Sub 2 LLC, a Delaware limited liability company and a wholly-owned subsidiary of New ZoomInfo (“Merger Sub 2”), Merger Sub 2 merged (the “OpCo Merger”) with and into ZoomInfo OpCo, which resulted in New ZoomInfo directly and indirectly wholly owning ZoomInfo OpCo. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for stockholders of New ZoomInfo.

In accordance with the terms of the PubCo Merger Agreement, (i) each share of Class A common stock, par value $0.01 per share (“Old ZoomInfo Class A Common Stock”) of Old ZoomInfo issued and outstanding immediately prior to the effective time of the Holding Company Reorganization (“Holding Company Reorganization Effective Time”) was converted automatically into the right to receive one validly issued, fully paid and non-assessable share of New ZoomInfo Class A Common Stock, having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions as the shares of Old ZoomInfo Class A Common Stock being so converted, and (ii) each share of Class B common stock, par value $0.01 per share (“Old ZoomInfo Class B Common Stock”) of Old ZoomInfo issued and outstanding immediately prior to the Holding Company Reorganization Effective Time was converted automatically into the right to receive one validly issued, fully paid and non-assessable share of Class B common stock, par value $0.01 per share (“New ZoomInfo Class B Common Stock”) of New ZoomInfo Class B Common Stock, having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions as the shares of Old ZoomInfo Class B Common Stock being so converted. Accordingly, upon consummation of the Holding Company Reorganization, Old ZoomInfo stockholders automatically became stockholders of New ZoomInfo, on a one-for-one basis, with the same number and ownership percentage of shares of the same class as they held in Old ZoomInfo immediately prior to the Holding Company Reorganization Effective Time.

In accordance with the terms of the OpCo Merger Agreement: (i) each outstanding ZoomInfo OpCo Class A Common Unit, Class P Unit and LTIP Unit (each as defined in the limited liability company agreement of ZoomInfo OpCo) was automatically converted into the number of share of New ZoomInfo Class A Common Stock equal to the number of share of Old ZoomInfo Class A Common Stock such unit was exchangeable for under the limited liability company agreement of ZoomInfo OpCo and (ii) all outstanding shares of New ZoomInfo Class B Common Stock were surrendered to New ZoomInfo and cancelled.

The Holding Company Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the shareholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates.

Following the consummation of the Reorganization, shares of New ZoomInfo Class A Common Stock continue to trade on Nasdaq on an uninterrupted basis under the ticker symbol “ZI” with the same CUSIP number (#98980F 104). Immediately after the consummation of the Reorganization, New ZoomInfo has, on a consolidated basis, the same directors, executive officers, management, assets, business and operations as Old ZoomInfo had immediately prior to the consummation of the Reorganization.

As a result of the Holding Company Reorganization, New ZoomInfo became the successor issuer to Old ZoomInfo pursuant to Rule 12g-3(a) of the Exchange Act, and as a result, shares of New ZoomInfo Class A Common Stock are deemed registered under Section 12(b) of the Exchange Act as the Class A common stock of the successor issuer.

Assumption of Old ZoomInfo Equity Plans and Agreements

Pursuant to the PubCo Merger Agreement, effective as of the Holding Company Reorganization Effective Time, New ZoomInfo assumed, among other agreements, the ZoomInfo Technologies Inc. 2020 Omnibus Incentive Plan, the ZoomInfo Technologies Inc. 2020 Employee Stock Purchase Plan and all outstanding stock options and equity awards granted thereunder, and the indemnification agreements between Old ZoomInfo and the directors and executive officers of Old ZoomInfo (collectively, the “Assumed Agreements”). On October 29, 2021, as of the Holding Company Reorganization Effective Time, each of the Assumed Agreements was automatically deemed to be amended as necessary to reflect the assumption by New ZoomInfo described above, to provide that references to Old ZoomInfo in such Assumed Agreement will be read to refer to New ZoomInfo and to add New ZoomInfo as party to the Assumed Agreements with respect to qualifying participants, to the extent deemed necessary or appropriate.

Amendments to Tax Receivable Agreements

In connection with the Reorganization, Old ZoomInfo (i) amended that certain Tax Receivable Agreement (Exchange), dated as of June 3, 2020 (as amended, the “Exchange TRA”), among Old ZoomInfo and certain direct and indirect holders of Class A Common Units of ZoomInfo OpCo from time to time party thereto (such amendment, the “Exchange TRA Amendment”), and (ii) amended that certain Tax Receivable Agreement (Reorganization), dated as of June 3, 2020 (as amended, the “Reorganization TRA”), among Old ZoomInfo and certain direct and indirect holders of Class A Common Units of ZoomInfo OpCo from time to time party thereto (such amendment, the “Reorganization TRA Amendment”), in each case in order to (i) facilitate the conversion of ZoomInfo MidCo LLC into a corporation for tax purposes prior to the consummation of the Reorganization and (ii) facilitate the Reorganization.

The foregoing descriptions of the Reorganization, including the Holding Company Reorganization and OpCo Merger, the PubCo Merger Agreement, the OpCo Merger Agreement, the Exchange TRA Amendment, and the Reorganization TRA Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the PubCo Merger Agreement, the OpCo Merger Agreement, the Exchange TRA Amendment, and the Reorganization TRA Amendment which are filed as Exhibits 2.1, 2.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Holding Company Reorganization, New ZoomInfo Class A Common Stock continues to trade on Nasdaq on an uninterrupted basis under the ticker symbol “ZI”.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer” of this Current Report on Form 8-K describing the succession of New ZoomInfo to Exchange Act Section 12(b) and reporting obligations of Old ZoomInfo, of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.01.

In connection with the Holding Company Reorganization, on October 29, 2021, Old ZoomInfo requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the Old ZoomInfo Class A Common Stock from Nasdaq and deregister the Old ZoomInfo Class A Common Stock under Section 12(b) of the Exchange Act. Old ZoomInfo intends to file a certificate on Form 15 requesting that the Old ZoomInfo Class A Common Stock be deregistered under the Exchange Act and that Old ZoomInfo’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of New ZoomInfo to the Exchange Act Section 12(b) registration and reporting obligations of Old ZoomInfo as described under the heading, “Successor Issuer,” under Item 8.01 below).

Item 3.02.	Unregistered Sales of Equity Securities
In connection with the OpCo Merger, on October 29, 2021, New ZoomInfo issued 27,824,157 shares of New ZoomInfo Class A Common Stock to holders of Class A Common Units, Class P Units, and LTIP Units immediately prior to the effective time of the OpCo Merger as described under Item 1.01 of this Current Report on Form 8-K. No underwriters were involved in such issuance of shares of New ZoomInfo Class A Common Stock.

Item 3.03.	Material Modification of Rights of Security Holders.
Upon consummation of the Holding Company Reorganization, each share of Old ZoomInfo Class A Common Stock issued and outstanding immediately prior to the PubCo Merger automatically converted into an equivalent corresponding share of New ZoomInfo Class A Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old ZoomInfo Class A Common Stock that was converted.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer” of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.
The information set forth in Item 1.01 and Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The directors of New ZoomInfo and their committee memberships and titles, which are listed below, are the same as the directors of Old ZoomInfo immediately prior to the Reorganization.

Directors and Committee Memberships

Name	Age	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Privacy, Security and Technology Committee
Todd Crockett	51		X	X
Mitesh Dhruv	43	Chair
Keith Enright	46				Chair
Ashley Evans	41			Chair	X
Mark Mader	50	X
Patrick McCarter	45		X
Jason Mironov	37				X
Henry Schuck	37				X
D. Randall Winn	51	X	Chair

Mr. Schuck will serve as ZoomInfo NewCo's Chairman. Biographical information about New ZoomInfo’s directors is included in Old ZoomInfo's Definitive Proxy Statement for the 2021 Annual Meeting of Stockholders filed with the Commission on March 16, 2021 (the “2021 Proxy Statement”) under the caption “Proposal No. 1—Election of Directors” and is incorporated by reference herein.

The executive officers of New ZoomInfo and their positions and titles, which are listed below, are identical to the executive officers of Old ZoomInfo immediately prior to the Reorganization.

Executive Officers

Name	Age	Position with ZoomInfo Technologies Inc.
Henry Schuck	37	Chief Executive Officer
Cameron Hyzer	46	Chief Financial Officer
Chris Hays	50	Chief Operating Officer
Nir Keren	35	Chief Technology Officer

Biographical information about New ZoomInfo’s executive officers is included in the 2021 Proxy Statement under the captions “Nominees for Election to the Board of Directors in 2021” and “Executive Officers of the Company” and is incorporated by reference herein.

The information set forth in Item 1.01 under the caption “Assumption of Old ZoomInfo Equity Plans and Agreements” of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.02.

Information regarding the compensation arrangements of New ZoomInfo’s named executive officers, including those Assumed Agreements to which the named executive officers are a party, is included in the 2021 Proxy Statement under the caption “Executive Director and Compensation” and is incorporated by reference herein.

The information required to be disclosed pursuant to Items 401(b), (d) and (e) of Regulation S-K relating to each of such executive officers is included in the 2021 Proxy Statement and is incorporated by herein. Certain transactions between New ZoomInfo and such officers required to be disclosed pursuant to Item 404(a) of Regulation S-K are included in the 2021 Proxy Statement and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Upon consummation of the Holding Company Reorganization, the Amended and Restated Certificate of Incorporation of New ZoomInfo (the “New ZoomInfo A&R Certificate of Incorporation”) and the Amended and Restated Bylaws of New ZoomInfo (the “New ZoomInfo A&R Bylaws”) were the same as the certificate of incorporation and bylaws of Old ZoomInfo immediately prior to consummation of the Holding Company Reorganization, respectively, other than certain technical changes permitted by Section 251(g) of the DGCL. The New ZoomInfo A&R Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 29, 2021.

The foregoing descriptions of the New ZoomInfo A&R Certificate of Incorporation and the New ZoomInfo A&R Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the New ZoomInfo A&R Certificate of Incorporation and the New ZoomInfo A&R Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 8.01.	Other Items.
Successor Issuer

In connection with the Holding Company Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New ZoomInfo is the successor issuer to Old ZoomInfo and has succeeded to the attributes of Old ZoomInfo as the registrant. Shares of New ZoomInfo Class A Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and New ZoomInfo is subject to the informational requirements of the Exchange

Act, and the rules and regulations promulgated thereunder. New ZoomInfo hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Company Capital Stock

The description of New ZoomInfo’s capital stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of Old ZoomInfo’s capital stock in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of New ZoomInfo’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.
The following documents are herewith furnished as exhibits to this report:

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of October 29, 2021, by and among ZoomInfo Technologies Inc. (formerly ZoomInfo NewCo Inc.), ZoomInfo Intermediate Inc. (formerly ZoomInfo Technologies Inc.) and ZoomInfo Merger Sub 1 Inc.

2.2	Agreement and Plan of Merger, dated as of October 29, 2021, by and among ZoomInfo Technologies Inc. (formerly ZoomInfo NewCo Inc.), ZoomInfo Holdings LLC and ZoomInfo Merger Sub 2 LLC
3.1	Amended and Restated Certificate of Incorporation of ZoomInfo Technologies Inc. (formerly ZoomInfo NewCo Inc.)
3.2	Amended and Restated Bylaws of ZoomInfo Technologies Inc. (formerly ZoomInfo NewCo Inc.)
10.1
Amendment No. 2, dated as of October 29, 2021, to the Exchange Tax Receivable Agreement, dated as of June 3, 2020, among ZoomInfo Technologies Inc. and each of the other persons from time to time party thereto

10.2
Amendment No. 2, dated as of October 29, 2021, to the Reorganization Tax Receivable Agreement, dated as of June 3, 2020, among ZoomInfo Technologies Inc. and each of the other persons from time to time party thereto

99.1	Description of Capital Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical facts, including without limitation statements regarding the expected benefits of the Reorganization. In some cases, you can identify these forward-looking statements by the use of words such as “anticipate,” “aim,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports filed by the Company from time to time with the Commission, which are accessible on the Commission’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included such filings. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: November 1, 2021
By:     /s/ Anthony Stark
Name:  Anthony Stark
Title:    General Counsel and Corporate Secretary